This is page 1 of 1 pages of a subscription agreement and related appendices, acknowledgements, provisions and forms. Collectively, these pages together are referred to as the "Subscription Agreement".

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO: Uranerz Energy Corporation (the "Issuer"), of Suite 1410 – 800 West Pender Street, Vancouver, BC V6C 2V6

Subject and pursuant to the terms set out in the Terms on pages 2 to 4, the General Provisions on pages 5 to 13 and the other appendices, acknowledgements, provisions and forms attached hereto, which are hereby incorporated by reference, the undersigned purchaser (the "Purchaser") hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities (the "Purchased Securities") at the following price:

5,465,000 Units
US$2.40 per Unit for a total purchase price of US$13,116,000
The Purchaser owns, directly or indirectly, the following securities of the Issuer:
Nil
[Check if applicable] The Purchaser is ☐ an insider of the Issuer

The Purchaser directs the Issuer to issue, register and deliver the certificates representing the Purchased Securities as follows:

REGISTRATION INSTRUCTIONS	DELIVERY INSTRUCTIONS
Denison Mines Corp.	Scotia Capital, Account #439-36407-1-1-8NM
Name to appear on certificate	Name and account reference, if applicable
	Fern Desa
Account reference if applicable	Contact name
595 Bay Street, Suite 402, Toronto, Ontario M5G 2C2	40 King Street West, Suite 1101, Toronto, Ontario M5H 3Y2
Address	Address
	416-863-7551
	Telephone Number

EXECUTED by the Purchaser this 27th day of March, 2008. By executing this Subscription Agreement, the Purchaser certifies that the Purchaser and any Beneficial Purchaser for whom the Purchaser is acting is resident in the jurisdiction shown as the "Address of Purchaser".

	EXECUTION BY PURCHASER:
	X [signature]
	Authorized signatory (Purchaser **is not** an individual)
	Denison Mines Corp., E.P. Farmer, Pres. and CEO
Accepted this 27th day of March, 2008	Name of Purchaser and/or authorized signatory (**please print**)
[signature]	595 Bay Street, Suite 402, Toronto, Ontario M5G 2C2
Authorized signatory	Address of Purchaser (residence)
	Address of Beneficial Purchaser (if applicable)
	416-979-1991 Ext 231
	Telephone number and e-mail address

The Issuer accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES *SECURITIES ACT OF 1933*, AS AMENDED (THE "1933 ACT") OR ANY STATE SECURITIES LAWS, AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE 1933 ACT AND ALL APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND ALL APPLICABLE STATE SECURITIES LAWS AND PROVINCIAL SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

URANERZ ENERGY CORPORATION

(A Nevada Corporation)

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

INSTRUCTIONS TO PURCHASER

1. The purchaser must complete all the information in the boxes on page 1 and sign where indicated with an "X".

DATED MARCH 27, 2008

TERMS

Reference date of this Subscription Agreement March 27, 2008 (the "Agreement Date")

The Strategic Investment

The Issuer	Uranerz Energy Corporation (the "Issuer")
The Strategic Investment	The Issuer will be engaging in a strategic investment by means of a private placement of 5,465,000 units of the Issuer (the "Units") to Denison Mines Corporation (the "Purchaser") to raise U.S. $13,116,000 (the "Strategic Investment").
Financial Advisor	Haywood Securities Inc. (the "Financial Advisor") has been retained to act as financial advisor to the Issuer in connection with the Strategic Investment.
Closing Date	Payment for, and delivery of, the Units is scheduled to occur on April 9, 2008 or such other date as may be agreed upon by the Issuer and the Purchaser (the "Closing Date").
Purchased Securities	The "Purchased Securities" are Units. Each Unit consists of one previously unissued common share, as presently constituted (a "Share") and one-half of one transferable share purchase warrant (each whole warrant a "Warrant") of the Issuer. One whole Warrant will entitle the holder, on exercise, to purchase one additional common share of the Issuer (a "Warrant Share") at a price of US$3.50 per Warrant Share at any time until the close of business on the day which is 24 months from the Closing Date. In the event that the Issuer's common shares trade at a closing price on the American Stock Exchange of greater than US$4.50 per share for a period of 20 consecutive trading days at any time after four months and one day after the Closing Date, the Issuer may accelerate the expiry of the Warrants by giving notice to the holders thereof and in such case the Warrants will expire on the 30th day after the date on which such notice is given by the Issuer.
Registration Statement	The Issuer will, not later than 45 days from the Closing Date (as defined below) (the "Registration Statement Filing Deadline"), file with the SEC a registration statement (the "Registration Statement") registering the resale of the Shares, and the Warrant Shares (and, if applicable, the Penalty Units defined below) under the United States Securities Act of 1933, as amended (the "1933 Act") and use its best efforts to cause such Registration Statement to be declared effective within four months from the Closing Date.
Registration Penalty	If the Issuer does not file the Registration Statement with the SEC by the Registration Statement Filing Deadline, each purchaser under the Strategic Investment will receive within five business days following the Registration Statement Filing Deadline additional Units (the "Penalty Units") equal to 10%

	of the number of Units purchased.
Compensation to Financial Advisor	The Financial Advisor will receive a cash advisory fee equal to 4.0% of the gross proceeds received by the Issuer from the Strategic Investment.
Price	US$2.40 per Unit
Warrants	The Warrants will be issued and registered in the name of the purchasers or their nominees. The Warrants will be transferable but not listed for trading. The certificates representing the Warrants will, among other things, include provisions for the appropriate adjustment in the class, number and price of the Warrant Shares issued upon exercise of the Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Issuer's common shares, the payment of stock dividends and the amalgamation of the Issuer.
Selling Jurisdictions	The Units may be sold in British Columbia, Alberta, Ontario, such other provinces as may be agreed to, and in certain "offshore" jurisdictions outside Canada and the United States, and in the United States in accordance with available exemptions (the "Selling Jurisdictions").
Exemptions	The Strategic Investment will be made in accordance with the following exemptions from the prospectus requirements: (a) the "minimum amount investment ($150,000)" exemption found in section 2.10 of National Instrument 45-106 *Prospectus and Registration Exemptions*; and (b) outside the United States, to persons who are not U.S. Purchasers, Rule 903 of Regulation S under the 1933 Act.
Resale restrictions and legends	The Purchased Securities will be subject to a four month hold period that starts to run on Closing. The Purchased Securities purchased by U.S. Purchasers will also be subject to a minimum four month hold period despite any early registration of their Purchased Securities. The Purchaser acknowledges that the certificates representing the Purchased Securities and any Warrant Shares issued prior to the date that four months and one day after the closing of the Strategic Investment will bear the following legends: "Unless permitted under securities legislation, the holder of this security must not trade the security before **[insert the date that is four months and a day after the distribution date]**. "The securities represented by this certificate are listed on the Toronto Stock Exchange ("TSX"); however, the said

securities cannot be traded through the facilities of TSX since they are not freely transferable, and consequently any certificate representing such securities is not "good delivery" in settlement of transactions on TSX."

The Purchaser acknowledges that the Securities have not been registered under the 1933 Act and will, upon issuance, be "restricted securities" within the meaning of Rule 144(a)(3) of the 1933 Act. The Shares and the Warrant Shares will be eligible for resale by Purchasers as registered securities once the Registration Statement has been declared effective by the SEC.

The Issuer agrees that the Purchased Securities will bear no legends other than those set out herein or elsewhere in the Subscription Agreement.

Purchasers are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

Closing Date

Payment for, and delivery of, the Units is scheduled to occur on April 9, 2008 or such other date as may be agreed upon by the Issuer and the Purchaser (the "Closing Date").

Additional definitions

In the Subscription Agreement, the following words have the following meanings unless otherwise indicated:

(a) "Purchased Securities" means the Units purchased under this Subscription Agreement;

(b) "Securities" means the Shares, the Warrants and the Warrant Shares;

(c) "Warrants" has the meaning defined above and includes the certificates representing the Warrants.

The Issuer

Jurisdiction of organization

The Issuer is incorporated under the laws of Nevada.

Stock exchange listings

The common shares of the Issuer are listed on the Toronto Stock Exchange and the American Stock Exchange (the "Exchanges").

End of Terms

GENERAL PROVISIONS

1 DEFINITIONS

1.1 In the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 5 to 13 and the other appendices, acknowledgements, provisions and forms incorporated by reference), the following words have the following meanings unless otherwise indicated:

(a) "1933 Act" means the United States *Securities Act* of 1933, as amended;

(b) "Applicable Legislation" means, as applicable, the securities laws, regulations, rules, rulings and orders in the Selling Jurisdictions in Canada and in jurisdictions where the Issuer is a reporting issuer and all applicable administrative policy statements issued by the securities regulatory authorities in each of the Selling Jurisdictions in Canada and in jurisdictions where the Issuer is a reporting issuer together with the applicable rules and policies of the Exchanges;

(c) "Closing" means the completion of the sale and purchase of the Purchased Securities;

(d) "Closing Date" has the meaning assigned in the Terms;

(e) "Commissions" means the securities regulatory authorities in each of the Selling Jurisdictions in Canada and in jurisdictions where the Issuer is a reporting issuer;

(f) "Exchanges" has the meaning assigned in the Terms;

(g) "Final Closing" means the last closing under the Private Placement;

(h) "Financial Advisor" has the meaning assigned in the Terms;

(i) "General Provisions" means those portions of the Subscription Agreement headed "General Provisions" and contained on pages 5 to 13;

(j) "Personal Information" means any information about an identifiable individual, and includes information provided by the Purchaser in this Subscription Agreement;

(k) "Private Placement" means the offering of the Purchased Securities on the terms and conditions of this Subscription Agreement;

(l) "Purchased Securities" has the meaning assigned in the Terms;

(m) "Regulation S" means Regulation S promulgated under the 1933 Act;

(n) "Regulatory Authorities" means the Commissions and the Exchanges;

(o) "SEC" means the United States Securities and Exchange Commission;

(p) "Securities" has the meaning assigned in the Terms;

(q) "Selling Jurisdictions" has the meaning assigned in the Terms;

(r) "Subscription Agreement" means the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 5 to 13 and the other appendices, acknowledgements, provisions and forms incorporated by reference; and

(s) "Terms" means those portions of the Subscription Agreement headed "Terms" and contained on pages 2 to 4.

1.2 In the Subscription Agreement, the following terms have the meanings defined in Regulation S: "U.S. Person" and "United States".

1.3 In the Subscription Agreement, unless otherwise specified, currencies are indicated in Canadian dollars.

1.4 In the Subscription Agreement, other words and phrases that are capitalized have the meaning assigned in the Subscription Agreement.

2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

2.1 Acknowledgements concerning the Private Placement

The Purchaser acknowledges that:

(a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(b) there is no government or other insurance covering the Securities;

(c) there are risks associated with the purchase of the Securities and the Purchaser is knowledgeable or experienced in business and financial matters and is capable of evaluating the merits and risks of an investment in the Purchased Securities and is capable of bearing the economic risk of the investments;

(d) there are restrictions on the Purchaser's ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities;

(e) the Issuer has advised the Purchaser that the Issuer is relying on an exemption from the requirements to provide the Purchaser with a prospectus and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Applicable Legislation, including, in most circumstances, statutory rights of rescission or damages, will not be available to the Purchaser;

(f) no prospectus has been or is intended to be filed by the Issuer with the Commissions in connection with the issuance of the Purchased Securities, the issuance is intended to be exempted from the prospectus requirements of the Applicable Legislation and as a consequence of acquiring the Purchased Securities pursuant to these exemptions:

   (i) the Purchaser is restricted from using most of the civil remedies available under the Applicable Legislation;

   (ii) the Purchaser may not receive information that would otherwise be required to be provided to the Purchaser under the Applicable Legislation; and

   (iii) the Issuer is relieved from certain obligations that would otherwise apply under the Applicable Legislation;

(g) the Securities have not been registered under the 1933 Act and will, upon issuance, be "restricted securities" within the meaning of Rule 144(a)(3) of the 1933 Act, and, accordingly, the Securities may not be offered or sold in the United States unless registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available;

(h) the Purchaser acknowledges that the Issuer's counsel and the Financial Advisor's counsel are acting as counsel to the Issuer and the Financial Advisor, respectively, and not as counsel to the Purchaser;

(i) the Purchaser is not relying upon the Financial Advisor to conduct any due diligence investigation on behalf of the Purchaser concerning the Issuer's business, management, financial position, condition or prospects and the Purchaser acknowledges that the Financial Advisor is acting solely as financial advisor to the Issuer and not as financial advisor to the Purchaser;

(j) the Purchaser acknowledges that investors who acquire securities by way of a private placement have significantly fewer rights and remedies available to them than investors who acquire securities offered by a prospectus. For example, investors who acquire securities by way of a private placement do not have the benefit of certain statutory remedies against an issuer's agents, auditors, directors and officers that are available to investors who acquire securities offered by a prospectus. And the Purchaser is also aware that the common law may not provide investors with an adequate remedy in the event that they suffer investment losses in connection with securities acquired in a private placement

(k) the Purchaser represents on its own behalf and on behalf of any persons for whom it is exercising sole investment discretion ("Beneficial Purchaser") that:

(i) the Securities have not been offered to the Purchaser or any Beneficial Purchaser for whom it is acting while the Purchaser or such Beneficial Purchaser, if applicable, was in the United States, and the individuals making the order to purchase the Units and executing and delivering this Subscription Agreement for the account or benefit of the Purchaser or such Beneficial Purchaser were not in the United States when the order was placed or when this Subscription Agreement was executed and delivered;

(ii) the Purchaser is not a U.S. Person and is not purchasing the Units for the account or benefit of a U.S. Person or a person in the United States;

(iii) it is not purchasing the Units as the result of any directed selling efforts (as defined in Rule 902(c) of the 1933 Act made in the United States by the Issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing;

(iv) the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act;

(v) the Purchaser acknowledges that the Securities have not been registered under the 1933 Act and may not be offered or sold in the United States or to or for the account or benefit of a U.S. Person or person in the United States unless such Securities are sold (A) in accordance with the provisions of Regulation S, (B) pursuant to registration under the 1933 Act and all applicable state securities laws, or (C) pursuant to an exemption from the registration requirements of the 1933 Act and all applicable state securities laws, and the Purchaser further acknowledges and agrees that hedging transactions involving such securities may not be conducted unless in compliance with the 1933 Act;

(vi) the certificates representing the Securities (and any certificates issued in exchange or substitution for the Securities) will bear a legend in substantially the form as follows:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND MAY NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE

SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA."

(vii) delivery of certificates bearing such a legend may not constitute "good delivery" in settlement of transactions on Canadian stock exchanges or over-the-counter markets;

(viii) if the certificates representing the Securities have been held for a period of at least six months (or such other period as may be prescribed by the SEC) and if Rule 144 under the 1933 Act is applicable (there being no representations by the Issuer that Rule 144 is applicable), then the undersigned may make sales of the Securities under the terms and conditions prescribed by Rule 144 of the 1933 Act or exemptions therefrom. The Issuer shall use commercially reasonable efforts to cause its legal counsel to deliver an opinion or such other documentation as may reasonably be required to effect sales of the Securities under Rule 144.

(ix) certificates representing Warrants, and all certificates issued in exchange therefore or in substitution thereof, shall bear the following legend or other provision in substantially the following form:

"THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THIS WARRANT AND SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT. THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE 1933 ACT. "

(x) the Purchaser acknowledges that the Issuer is the seller of the Securities and that, for purposes of Regulation S, a "distributor" is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement in the distribution of securities sold in reliance on Regulation S and that an "affiliate" is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question; except as otherwise permitted by Regulation S, and the Purchaser agrees that the Purchaser will not, during a six-month distribution compliance period measured from the Closing Date or the issue date of any Warrant Shares (if such Warrant Shares are issued in an offshore transaction pursuant to Rule 903 of Regulation S), as the case may be, act as a distributor, either directly or through any affiliate, or sell, transfer, hypothecate or otherwise convey the Shares, the Warrants or the Warrant Shares other than to or for the account or benefit of a non-U.S. Person;

(xi) the Purchaser acknowledges that in the event the Shares, the Warrants or the Warrant Shares are offered, sold or otherwise transferred by the Purchaser to or for the account or benefit of a non-U.S. Person, unless pursuant to an effective registration statement under the 1933 Act, prior to the expiration of the applicable six-month distribution compliance

period, the purchaser or transferee must agree not to resell such securities except in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration; and must further agree not to engage in hedging transactions with regard to such securities unless in compliance with the 1933 Act;

(xii) the Purchaser will not offer, sell or otherwise dispose of the Shares, the Warrants or the Warrant Shares in the United States or to a U.S. Person unless (A) the Issuer has consented to such offer, sale or disposition and such offer, sale or disposition is made in accordance with an exemption from the registration requirements under the 1933 Act and the securities laws of all applicable states of the United States, or (B) the SEC has declared effective a registration statement in respect of such securities. In the case of (A), the Issuer may require, as a condition of granting its consent, a legal opinion of a firm reasonably acceptable to the Issuer confirming that the sale is not subject to the registration requirement of the 1933 Act; and

2.2 Representations by the Purchaser

The Purchaser represents and warrants to the Issuer that, as at the Agreement Date and as at the Closing Date:

(a) the Purchaser complies with the following:

- the Purchaser is purchasing as principal and has purchased a number of Purchased Securities with an acquisition cost to the Purchaser of not less than $150,000, to be paid in cash on the Closing Date.

(b) the Purchaser is not a person created or used solely to purchase or hold securities in order to comply with an exemption from the prospectus requirements of Applicable Legislation and if the Purchaser is not an individual, it pre-existed the Strategic Investment and has a bona fide purpose other than investment in the Purchased Securities;

(c) in the case of the purchase by the Purchaser of the Purchased Securities as agent or trustee for any principal, the Purchaser is the duly authorized trustee or agent of such Beneficial Purchaser with due and proper power and authority to execute and deliver, on behalf of each such Beneficial Purchaser, this Subscription Agreement and all other documentation in connection with the purchase of the Purchased Securities hereunder, to agree to the terms and conditions herein and therein set out and to make the representations, warranties, acknowledgements and covenants herein and therein contained, all as if each such Beneficial Purchaser were the Purchaser and is subscribing as principal for its own account and not for the benefit of any other person for investment only and not for resale and the Purchaser's actions as trustee or agent are in compliance with applicable law and the Purchaser and each Beneficial Purchaser acknowledges that the Issuer may be required by law to disclose to certain regulatory authorities the identity of each Beneficial Purchaser of Purchased Securities for whom it may be acting;

(d) the Purchaser and any Beneficial Purchaser for whom it is acting is resident in the jurisdiction set out on the execution page of this Subscription Agreement, such address was not created and is not used solely for the purpose of acquiring the Purchased Securities and the Purchaser was solicited to purchase in such jurisdiction;

(e) the Purchaser has not received, nor has the Purchaser requested, nor does the Purchaser have any need to receive, any offering memorandum, or any other document describing the business and affairs of the Issuer in order to assist the Purchaser in making an investment decision in respect of the Purchased Securities and the Purchaser has not become aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Purchased Securities;

(f) no person has made to the Purchaser any written or oral representations:

(i) that any person will resell or repurchase the Securities;

(ii) that any person will refund the purchase price of the Purchased Securities;

(iii) as to the future price or value of any of the Securities; or

(iv) that any of the Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Securities for trading on any stock exchange other than the Shares and Warrant Shares on the Exchanges;

(g) the Purchaser has relied solely upon publicly available information relating to the Issuer and not upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer or the Financial Advisor, ;

(h) if the Purchaser is:

(i) a corporation, the Purchaser is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Purchased Securities as contemplated herein and to carry out and perform its covenants and obligations under the terms of this Subscription Agreement and the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

(ii) a partnership, syndicate or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

(iii) an individual, the Purchaser has the legal capacity and competence to enter into and to execute this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder;

(i) this subscription has not been solicited in any other manner contrary to the Applicable Legislation or the 1933 Act;

(j) the Purchaser has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and it is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;

(k) the Purchaser has no knowledge of a "material fact" or "material change" (as those terms are defined in the Applicable Legislation) in the affairs of the Issuer that has not been generally disclosed to the public;

(l) the offer made by this subscription is irrevocable (subject to the Purchaser's right to withdraw the subscription and to terminate the obligations as set out in this Subscription Agreement) and requires acceptance by the Issuer and approval of the Exchanges;

(m) the Purchaser is not a "control person" of the Issuer as defined in the Applicable Legislation, will not become a "control person" by virtue of this subscription for the Securities and does not intend to act in concert with any other person to form a control group of the Issuer;

(n) this Subscription Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding agreement of the Purchaser enforceable against the Purchaser;

(o) the Purchaser has been independently advised as to the applicable hold period imposed in respect of the Securities by securities legislation in the jurisdiction in which the Purchaser resides and confirms that no representation has been made respecting the hold periods for the Securities applicable in any jurisdiction outside of Canada and is aware of the risks and other characteristics of the Securities and of the fact that the Purchaser may not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policies;

(p) the Purchaser is capable of assessing the proposed investment as a result of the Purchaser's financial and business experience or as a result of advice received from a registered person other than the Issuer or any affiliates of the Issuer;

(q) if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Purchaser will execute, deliver, file and otherwise assist the Issuer in filing, such reports, undertakings and other documents with respect to the issuance of the Securities as may be required;

(r) the Purchaser acknowledges that the Financial Advisor will receive a commission from the Issuer in connection with this Private Placement; and

(s) the funds representing the aggregate subscription price for the Purchased Securities which will be advanced by the Purchaser hereunder will not represent proceeds of crime for the purposes of the *Proceeds of Crime (Money Laundering) and Terrorist Financing Act* (Canada) or the *Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act* (the **"PATRIOT Act"**) and the Purchaser acknowledges that the Issuer may in the future be required by law to disclose the Purchaser's name and other information relating to this Subscription Agreement and the Purchaser's subscription hereunder, on a confidential basis, pursuant to such Acts. To the best of its knowledge: (a) none of the subscription funds to be provided by the Purchaser (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Purchaser; and (b) the Purchaser shall promptly notify the Issuer if the Purchaser discovers that any of such representations ceases to be true, and to provide the Issuer with appropriate information in connection therewith.

2.3 Reliance, indemnity and notification of changes

The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 5 to 13 and the other appendices, acknowledgements, provisions and forms incorporated by reference) are made by the Purchaser with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of Purchased Securities, and the Purchaser hereby agrees to indemnify the Issuer against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Purchaser undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Purchaser set forth in the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 5 to 13 and the other appendices, acknowledgements, provisions and forms incorporated by reference) which takes place prior to the Closing.

2.4 Survival of representations and warranties

The representations and warranties contained in this Section will survive the Closing.

3 REPRESENTATIONS AND WARRANTIES OF THE ISSUER

3.1 The Issuer hereby represents and warrants to the Purchaser as follows:

a. Organization, Good Standing, and Authority. The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite power and

authority to enter into this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby.

b. Consents, Approvals. Except for any governmental and regulatory approvals and permissions, including without limitation, those approvals and permissions as may be required by any stock exchange requirements, there are no orders, consents, waivers, permissions, authorizations, approvals, waivers, exemptions, notices, registrations or filings needed by the Issuer to consummate the transactions contemplated hereby.

3.2 Survival of representations and warranties

The representations and warranties contained in this Section will survive the Closing.

4 PERSONAL INFORMATION

The Purchaser provides its consent to:

(a) the disclosure of Personal Information by the Issuer to the Exchanges, to the Ontario Securities Commission and to any other applicable securities regulatory authorities, the Issuer's registrar and transfer agent, legal counsel and any other party involved in the purchase and sale of the Purchased Securities;

(b) the collection, use and disclosure of Personal Information by the Exchanges for the purposes described in Appendix 1, or as otherwise identified by the Exchanges, from time to time; and

(c) the collection, use and disclosure of Personal Information by the Commissions for the purposes described in Appendix 1.

5 ISSUER'S ACCEPTANCE

This Subscription Agreement, when executed by the Purchaser, and delivered to the Issuer, will constitute a subscription for the Purchased Securities which will not be binding on the Issuer until accepted by the Issuer by executing this Subscription Agreement in the space provided on the face page of this Subscription Agreement and, notwithstanding the Agreement Date, if the Issuer accepts the subscription by the Purchaser, this Subscription Agreement will be entered into on the date of such execution by the Issuer.

6 CLOSING

6.1 The Purchaser acknowledges that, although Purchased Securities may be issued to other purchasers under the Private Placement concurrently with the Closing, there may be other sales of Purchased Securities under the Private Placement, some or all of which may close before or after the Closing. The Purchaser further acknowledges that there is a risk that insufficient funds may be raised on the Closing to fund the Issuer's objectives and that further closings may not take place after the Closing.

6.2 On or before the Closing Date, the Purchaser will deliver to the Issuer all applicable acknowledgements, provisions and required forms, duly executed, and payment in full for the total price of the Purchased Securities to be purchased by the Purchaser.

6.3 At Closing, the Issuer will deliver to the Purchaser the certificates representing the Purchased Securities purchased by the Purchaser registered in the name of the Purchaser or its nominee, as applicable.

7 MISCELLANEOUS

7.1 The Purchaser agrees to sell, assign or transfer the Securities only in accordance with the requirements of applicable securities laws and any legends placed on the Securities as contemplated by the Subscription Agreement .

7.2 The Issuer may rely on delivery by fax machine or e-mail of an executed copy of this subscription, and acceptance by the Issuer of such faxed or e-mailed copy will be equally effective to create a valid and binding agreement between the Purchaser and the Issuer in accordance with the terms of the Subscription Agreement. If less than a complete copy of this Subscription Agreement is delivered to the Issuer at Closing, the Issuer and its advisors are entitled to assume that the Purchaser accepts and agrees to all of the terms and conditions of the pages not delivered at Closing unaltered.

7.3 Without limitation, this subscription and the transactions contemplated by this Subscription Agreement are conditional upon and subject to the Issuer's having obtained such regulatory approval of this subscription and the transactions contemplated by this Subscription Agreement as the Issuer considers necessary.

7.4 This Subscription Agreement is not assignable or transferable by the parties hereto without the express written consent of the other party to this Subscription Agreement.

7.5 Time is of the essence of this Subscription Agreement and will be calculated in accordance with the provisions of the *Interpretation Act* (British Columbia).

7.6 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for in this Subscription Agreement, this Subscription Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law.

7.7 The parties to this Subscription Agreement may amend this Subscription Agreement only in writing.

7.8 This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their successors and permitted assigns.

7.9 A party to this Subscription Agreement will give all notices to or other written communications with the other party to this Subscription Agreement concerning this Subscription Agreement by hand or by registered mail addressed to the address given on page 1.

7.10 This Subscription Agreement is to be read with all changes in gender or number as required by the context.

7.11 This Subscription Agreement will be governed by and construed in accordance with the internal laws of British Columbia (without reference to its rules governing the choice or conflict of laws), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of British Columbia with respect to any dispute related to this Subscription Agreement.

End of General Provisions

APPENDIX 1

1. Toronto Stock Exchange and the American Stock Exchange and their affiliates, authorized agents, subsidiaries and divisions (collectively referred to as the "Exchanges") collect Personal Information in certain Forms that are submitted by the individual and/or by an Issuer or Applicant and use it for the following purposes:

    (a) to conduct background checks;

    (b) to verify the Personal Information that has been provided about each individual;

    (c) to consider the suitability of the individual to act as an officer, director, insider, promoter, investor relations provider or, as applicable, an employee or consultant, of the Issuer or Applicant;

    (d) to consider the eligibility of the Issuer or Applicant to list on the Exchanges;

    (e) to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of the Issuer, or its associates or affiliates;

    (f) to conduct enforcement proceedings; and

    (g) to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the Exchanges, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada.

    As part of this process, the Exchanges also collects additional Personal Information from other sources, including but not limited to, securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or self-regulatory organizations, regulations service providers and each of their subsidiaries, affiliates, regulators and authorized agents, to ensure that the purposes set out above can be accomplished.

    The Personal Information the Exchanges collect may also be disclosed:

    (a) to the agencies and organizations in the preceding paragraph, or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; and

    (b) on the Exchanges' websites or through printed materials published by or pursuant to the directions of the Exchanges.

    The Exchanges may from time to time use third parties to process information and/or provide other administrative services. In this regard, the Exchanges may share the information with such third party service providers.

2. The Commissions may indirectly collect the Personal Information under the authority granted to them by securities legislation. The Personal Information is being collected for the purposes of the administration and enforcement of the securities legislation of the jurisdiction of each such Commission.

For questions about the collection of Personal Information by the Ontario Securities Commission, please contact the Administrative Assistant to the Director of Corporate Finance, Suite 1903, Box 5520 Queen Street West, Toronto, Ontario, M5H 3S8, (416) 593-8086.

End of Subscription Agreement